Exhibit 10.2(b)

                                  AMENDMENT TO
                              TAX SHARING AGREEMENT
                                  Life-Nonlife


         This Amendment to Tax Sharing Agreement--Life-Nonlife (the "Amendment") is made as of the 1st day of January, 1996, by and between FINANCIAL HOLDING CORPORATION, a Missouri corporation, AMERICO LIFE, INC., a Missouri corporation, GREAT SOUTHERN LIFE INSURANCE COMPANY, a Texas corporation, PREMIUM FINANCING SPECIALISTS, INC., a Missouri corporation, CIDAT AVIATION, INC., a Delaware corporation, UNITED FIDELITY LIFE INSURANCE COMPANY, a Texas corporation ("UFL"), THE COLLEGE LIFE INSURANCE COMPANY OF AMERICA, a Texas corporation, PFS HOLDING COMPANY, a Missouri corporation, COLLEGE INSURANCE GROUP, INC., a Missouri corporation, ASSURED LEASING CORPORATION, a Missouri corporation,
LANDMARK MORTGAGE COMPANY, a Missouri corporation, FIRST CONSULTING AND ADMINISTRATION, INC., a Missouri corporation, HANOVER FINANCIAL CORPORATION, a Missouri corporation, PREMIUM FINANCING SPECIALISTS OF CALIFORNIA, INC., a California corporation, and PFS FINANCING CORPORATION, a Missouri corporation.

         WHEREAS,   the   parties   entered   into  that   certain  Tax  Sharing
Agreement--Life-Nonlife dated as of December 29, 1995 (the "Agreement"); and

         WHEREAS, the parties wish to amend the Agreement so that The Victory Life Insurance Company ("Victory"), a wholly-owned subsidiary of UFL, will become a party;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that, effective January 1, 1996, the Agreement shall apply to Victory, and Victory shall thereafter enjoy all rights of a "Subsidiary" under the Agreement, and by its execution and delivery of this Amendment, Victory agrees to be bound by the terms of the Agreement as a "Subsidiary."

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

AMERICO LIFE, INC.                          GREAT SOUTHERN LIFE INSURANCE
                                            COMPANY

By                                          By
    Name                                    Name
    Title                                   Title

PREMIUM FINANCING                           FINANCIAL HOLDING CORPORATION
SPECIALISTS, INC.

By                                          By
    Name                                    Name
    Title                                   Title


UNITED FIDELITY LIFE                        THE COLLEGE LIFE INSURANCE
INSURANCE COMPANY                           COMPANY OF AMERICA

By                                          By
    Name                                    Name
    Title                                   Title


PFS HOLDING COMPANY                         ASSURED LEASING CORPORATION

By                                          By
    Name                                    Name
    Title                                   Title


COLLEGE INSURANCE GROUP,                    FIRST CONSULTING AND
INC.                                        ADMINISTRATION, INC.

By                                          By
    Name                                    Name
    Title                                   Title

LANDMARK MORTGAGE                           PREMIUM FINANCING SPECIALISTS
COMPANY ADMINISTRATION,                     OF CALIFORNIA, INC.
INC.

By                                          By
    Name                                    Name
    Title                                   Title

HANOVER FINANCIAL                           PFS FINANCING CORPORATION
CORPORATION

By                                          By
    Name                                    Name
    Title                                   Title

THE VICTORY LIFE INSURANCE                  CIDAT AVIATION, INC.
COMPANY

By                                          By
    Name                                    Name
    Title                                   Title